EXHIBIT 32
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     AND CHIEF FINANCIAL OFFICER PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the accompanying Quarterly Report of Reeves Telecom Limited Partnership (the "Partnership") on Form 10-Q for the interim period ended March 31, 2006 (the "Report"), I, Davis P. Stowell, Chief Executive Officer and Chief Financial Officer of Grace Property Management, Inc., General Partner of the Partnership, hereby certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/S/  DAVIS P. STOWELL
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Davis P. Stowell
Chief Executive Officer
and Chief Financial Officer

Date: May 12, 2006